Exhibit 10(e)(iv)
SOUTH JERSEY INDUSTRIES, INC.

SCHEDULE OF OFFICER AGREEMENTS

Pursuant to Rule 12b-31, the following sets forth the material details which differ in the Officer Change in Control Agreements, the form of which is filed herewith as Exhibit 10(e)(iii).

Name	Capacities in Which Served	Effective Date of Agreement	Severance Multiple of Base Salary and Average Annual Bonus	Duration of Continued Medical Insurance

Michael J. Renna	Director, President and Chief Executive Officer, South Jersey Industries, Inc.	1/1/13	3X	2 years

Stephen H. Clark	Senior Vice President and Chief Financial Officer, South Jersey Industries, Inc.	1/1/13	2X	2 years

Jeffrey E. DuBois	Executive Vice President, South Jersey Industries, Inc.	1/1/13	2X	2 years

Gina M. Merritt-Epps	Senior Vice President, General Counsel and Corporate Secretary, South Jersey Industries, Inc.	1/1/13	2X	2 years

Kathleen A. McEndy	Senior Vice President and Chief Human Resources Officer, South Jersey Industries, Inc.	1/1/13	2X	2 years

Kenneth A. Lynch	Senior Vice President and Chief Accounting Officer, South Jersey Industries, Inc.	1/1/13	2X	2 years

David Robbins, Jr.	Senior Vice President, South Jersey Industries, Inc.	1/1/13	2X	2 years

Gregory M. Nuzzo	Senior Vice President, South Jersey Industries, Inc.	1/1/13	2X	2 years